Putnam BioRevolutionTM ETF
The fund's portfolio
1/31/25 (Unaudited)

COMMON STOCKS (96.7%)(a)
	Shares	Value
Biotechnology (22.8%)
AbbVie, Inc.	1,380	$253,782
Alnylam Pharmaceuticals, Inc.(NON)	224	60,773
Argenx SE ADR (Netherlands)(NON)	139	91,063
Ascendis Pharma A/S ADR (Denmark)(NON)	1,477	192,985
BioMarin Pharmaceutical, Inc.(NON)	1,216	77,046
CRISPR Therapeutics AG (Switzerland)(NON)	468	19,464
Exact Sciences Corp.(NON)	2,912	163,218
Legend Biotech Corp. ADR(NON)	578	22,022
Regeneron Pharmaceuticals, Inc.(NON)	199	133,923
Rocket Pharmaceuticals, Inc.(NON)	3,400	36,516
Twist Bioscience Corp.(NON)	1,903	99,660
Vertex Pharmaceuticals, Inc.(NON)	167	77,101

		1,227,553
Chemicals (20.6%)
Borregaard ASA (Norway)	5,330	95,593
Corteva, Inc.	4,332	282,750
DuPont de Nemours, Inc.	2,382	182,938
Ingevity Corp.(NON)	2,738	124,168
Novozymes A/S ADR (Denmark)	4,140	236,767
PPG Industries, Inc.	720	83,074
Symrise AG (Germany)	1,035	105,997

		1,111,287
Food products (5.2%)
Bunge Global SA	649	49,408
Danone SA (France)	1,161	81,274
Darling Ingredients, Inc.(NON)	3,930	147,218

		277,900
Interactive media and services (4.5%)
Alphabet, Inc. Class A	1,200	244,824

		244,824
Life sciences tools and services (23.7%)
Avantor, Inc.(NON)	6,074	135,329
Bio-Rad Laboratories, Inc. Class A(NON)	943	340,310
Bio-Techne Corp.	1,113	81,861
Danaher Corp.	1,411	314,286
Thermo Fisher Scientific, Inc.	674	402,884

		1,274,670
Pharmaceuticals (10.4%)
AstraZeneca PLC ADR (United Kingdom)	2,943	208,247
Eli Lilly and Co.	249	201,959
Zoetis, Inc.	894	152,785

		562,991
Semiconductors and semiconductor equipment (3.8%)
NVIDIA Corp.	1,692	203,158

		203,158
Software (3.4%)
Cadence Design Systems, Inc.(NON)	607	180,655

		180,655
Textiles, apparel, and luxury goods (2.3%)
On Holding AG Class A (Switzerland)(NON)	2,078	124,428

		124,428

Total common stocks (cost $4,636,083)		$5,207,466

SHORT-TERM INVESTMENTS (3.3%)(a)
	Shares	Value
Putnam Government Money Market Fund Class P 4.09%(AFF)	179,687	$179,687

Total short-term investments (cost $179,687)		$179,687
TOTAL INVESTMENTS

Total investments (cost $4,815,770)		$5,387,153

	Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2024 through January 31, 2025 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's investment manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
	Putnam BioRevolutionTM ETF (the fund) is a non-diversified, open-end series of Putnam ETF Trust (the Trust), a Delaware statutory trust organized under the 1940 Act. The fund is an actively managed ETF.
	The fund follows the accounting and reporting guidance in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946.
(a)	Percentages indicated are based on net assets of $5,387,603.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Government Money Market Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 4/30/24	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 1/31/25
	Short-term investments
	Putnam Government Money Market Fund Class P*	$110,621	$420,953	$351,887	$5,065	$179,687

	Total Short-term investments	$110,621	$420,953	$351,887	$5,065	$179,687
	* Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. There were no realized or unrealized gains or losses during the period.
	For investments in State Street Institutional U.S. Government Money Market Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
	DIVERSIFICATION BY COUNTRY
	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	United States	78.4%
	Denmark	8.0
	United Kingdom	3.9
	Switzerland	2.7
	Germany	2.0
	Norway	1.8
	Netherlands	1.7
	France	1.5

	Total	100.0%
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at the average of the last reported bid and ask prices, the“mid price”, and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Reliable prices are not readily available for equity securities in these circumstances, where the value of a security has been affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value. To address this, on certain days the fund will fair value these securities as determined in accordance with procedures approved by the Trustees. This includes using an independent third-party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time). The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. These securities, which would generally be classified as level 1 securities, will be transferred to Level 2 on the fair value hierarchy when they are valued at fair value. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that the fund’s investment manager does not believe accurately reflects the security's fair value, the security will be valued at fair value by the fund’s investment manager, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$244,824	$—	$—
Consumer discretionary	124,428	—	—
Consumer staples	277,900	—	—
Health care	3,065,214	—	—
Information technology	383,813	—	—
Materials	1,111,287	—	—

Total common stocks	5,207,466	—	—
Short-term investments	179,687	—	—

Totals by level	$5,387,153	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com